--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A




                                 CURRENT REPORT

     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                               December 11, 1998


                       MERIDIAN INDUSTRIAL TRUST, INC.
             (Exact name of registrant as specified in its charter)



         Maryland                      1-14166                   94-3224765
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


      455 Market Street, 17th Floor                              94105
        San Francisco, California                             (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (415) 228-3900


                                 Not Applicable
         (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

     This Current Report on Form 8-K/A is being filed by Meridian Industrial Trust, Inc. ("Meridian") to restate information included in the Current Report on Form 8-K previously filed with the Securities and Exchange Commission and dated as of December 11, 1998. The original Form 8-K provided pro forma condensed consolidated financial statements that reflect the proposed merger (the "Merger") of Meridian with and into ProLogis Trust ("ProLogis"). ProLogis and Meridian have entered into an Agreement and Plan of Merger, dated November 16, 1998, as amended (the "Merger Agreement") which is included in ProLogis' Registration Statement on Form S-4. In addition, the pro forma condensed consolidated financial statements also reflect the significant changes in ProLogis' portfolio of industrial distribution facilities as reported on ProLogis' Current Report on Form 8-K/A filed on February 25, 1999 and dated as of December 3, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements:

               None

         (b) Pro Forma Financial Information:

               Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998 (unaudited)

               Notes to Pro Forma Condensed Consolidated Balance Sheet

               Pro Forma Condensed Consolidated Statement of Earnings from Operations for the nine months ended September 30, 1998 (unaudited)

               Pro Forma Condensed Consolidated Statement of Earnings from Operations for the year ended December 31, 1997 (unaudited)

               Notes to Pro Forma Condensed Consolidated Statements of Earnings from Operations


         (c) Exhibits:

               23.1 Consent of Indpendent Public Accountants (previously filed).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MERIDIAN INDUSTRIAL TRUST, INC.



Date: February 25, 1999             By:    /s/  Robert A. Dobbin
                                       ---------------------------------
                                                Robert A. Dobbin
                                                Secretary

                                 PROLOGIS TRUST

                        PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

                                  (Unaudited)

  The accompanying pro forma condensed consolidated financial statements for ProLogis Trust ("ProLogis") reflect: (i) the acquisition by ProLogis of certain industrial distribution facilities during the period from December 31, 1996 to October 30, 1998, as detailed in the Current Report on Form 8-K/A of ProLogis filed on February 25, 1999 and dated as of December 3, 1998 and (ii) the proposed merger (the "Merger") of Meridian Industrial Trust, Inc. ("Meridian") with and into ProLogis.

  Under the Agreement and Plan of Merger dated as of November 16, 1998, as amended (the "Merger Agreement"), for each share of Meridian common stock held, the holder will receive 1.10 ProLogis common shares ("ProLogis Common Shares") plus up to $2.00 in cash under certain circumstances, and Meridian's Series D preferred stockholders will receive one comparable ProLogis cumulative redeemable preferred share. In addition, ProLogis will assume Meridian's outstanding liabilities. The Merger will be accounted for using the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16.

  The accompanying pro forma condensed consolidated financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of ProLogis. The pro forma adjustment to reflect the Merger is based upon the pro forma financial statements of Meridian that were previously filed via Current Report on Form 8-K by Meridian on December 7, 1998, which is referenced in the accompanying notes to the pro forma condensed consolidated financial statements.

  The accompanying pro forma condensed consolidated balance sheet has been prepared as if: (i) the facility acquired by ProLogis subsequent to September 30, 1998 had been acquired as of that date; and, (ii) the Merger had occurred as of September 30, 1998.

  The accompanying pro forma condensed consolidated statements of earnings from operations for the nine months ended September 30, 1998 and the year ended December 31, 1997 have been prepared as if: (i) the acquisition of certain facilities acquired by ProLogis during the period from January 1, 1997 to October 30, 1998 as detailed in the Current Report on Form 8-K/A of ProLogis filed on February 25, 1999 and dated as of December 3, 1998 had occurred on January 1, 1997; (ii) the assumption of certain mortgage debt associated with the facilities noted in (i) above had occurred as of January 1, 1997; (iii) the issuance of senior unsecured notes subsequent to December 31, 1996, necessary to fund the pro forma acquisitions noted in (i) above, had occurred as of January 1, 1997; and, (iv) the Merger had occurred as of January 1, 1997.

  The pro forma condensed consolidated financial statements do not purport to be indicative of the financial position or results of operations which would actually have been obtained had the Merger and other transactions been completed on the dates indicated or which may be obtained in the future. The pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of ProLogis and Meridian, as set forth in their respective 1997 Annual Reports on Form 10-K and Form 10-K/A and Quarterly Reports on Form 10-Q and Form 10-Q/A for the nine months ended September 30, 1998 and the pro forma financial statements of Meridian included in the Current Report on Form 8-K filed on December 7, 1998.

  The accompanying pro forma condensed consolidated statements of earnings from operations for the nine months ended September 30, 1998 and the year ended December 31, 1997 do not give effect to the fully stabilized results of operations related to: (i) facilities under development of both ProLogis and Meridian at September 30, 1998 with a combined total budgeted completion cost of $544.2 million; or, (ii) completed developments of ProLogis and Meridian during 1997 and the first nine months of 1998 with a combined total budgeted completion cost of $678.3 million. Management believes that there will be sufficient depth of management and personnel such that additional facilities can be developed and managed without a significant increase in personnel or other costs. As a result, management believes that the accretion in net earnings from operations and funds from operations from the Merger reflected in the pro forma condensed consolidated statements of earnings from operations is not indicative of the full accretion that is expected to occur on a post-Merger basis.

  In management's opinion, all material adjustments necessary to reflect the effects of the Merger and other transactions have been made to the pro forma condensed consolidated financial statements.

                                 PROLOGIS TRUST

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               September 30, 1998
                      (In thousands, except share amounts)
                                  (Unaudited)

                                                                   Pro Forma Merger Adjustments
                                                                ----------------------------------------
                                       Pro Forma
                                        Adjust-      ProLogis                                                 ProLogis
                           ProLogis     ments--     Pre-Merger               Purchase Price                  Post-Merger
         ASSETS           Historical  Acquisitions  Pro Forma   Meridian(d)   Adjustments       ProLogis      Pro Forma
         ------           ----------  ------------  ----------  -----------  --------------     --------     -----------
Real estate.............  $3,483,817     $7,663 (a) $3,491,480  $1,179,783      $227,653            --       $4,898,916
 Less accumulated
  depreciation..........     231,526        --         231,526      29,005       (29,005)           --          231,526
                          ----------     ------     ----------  ----------      --------        -------      ----------
   Net real estate
    investment..........   3,252,291      7,663      3,259,954   1,150,778       256,658 (e)(f)     --        4,667,390
Investments in and
 advances to
 unconsolidated
 subsidiaries...........     525,138        --         525,138      45,907           --  (g)        --          571,045
Cash and cash
 equivalents............      31,650     (4,138)(b)     27,512       3,535           --             --           31,047
Restricted cash and cash
 held in escrow.........         --         --             --       10,912           --             --           10,912
Note receivable.........         --         --             --        8,000           --  (h)        --            8,000
Accounts receivable and
 other assets...........     115,049        --         115,049      31,479       (14,304)(e)(i)     --          132,224
                          ----------     ------     ----------  ----------      --------        -------      ----------
     Total assets.......  $3,924,128     $3,525     $3,927,653  $1,250,611      $242,354        $   --       $5,420,618
                          ==========     ======     ==========  ==========      ========        =======      ==========
    LIABILITIES AND
  SHAREHOLDERS' EQUITY
  --------------------
Liabilities:
 Lines of credit........  $  159,500     $  --      $  159,500  $  292,148      $(48,301)(j)    $10,304 (p)  $  492,400
                                                                                  72,440 (e)(k)
                                                                                   5,550 (e)(k)
                                                                                     759 (l)
 Short-term
  borrowings............     150,000        --         150,000         --            --             --          150,000
 Mortgage notes and
  assessment bonds
  payable...............     134,534      3,525 (c)    138,059     103,312         5,794 (e)(m)     --          247,165
 Long-term debt.........     958,586        --         958,586     160,102        (4,015)(e)(m)     --        1,114,673
 Accounts payable and
  other liabilities.....     155,898        --         155,898      50,007        10,304 (e)(n) (10,304)(p)     205,905
                          ----------     ------     ----------  ----------      --------        -------      ----------
     Total liabilities..   1,558,518      3,525      1,562,043     605,569        42,531            --        2,210,143
Minority interest.......      51,358        --          51,358      17,605           --             --           68,963
Shareholders' equity:
 Series A Preferred
  Shares................     135,000        --         135,000         --            --             --          135,000
 Series B Convertible
  Preferred Shares......     194,925        --         194,925      25,000       (25,000)(j)        --          194,925
 Series C Preferred
  Shares................     100,000        --         100,000         --            --             --          100,000
 Series D Preferred
  Shares................     250,000        --         250,000      50,000           --         (50,000)(q)     250,000
 Series E Preferred
  Shares................         --         --             --          --            --          50,000 (q)      50,000
 Common Shares
  (123,091,696 shares
  historical and
  162,933,442 shares
  post-merger pro
  forma)................       1,231        --           1,231          32             3 (j)        362 (q)       1,629
                                                                                       1 (j)
Additional paid-in
 capital................   1,899,342        --       1,899,342     567,044        73,297 (j)       (362)(q)   2,676,204
                                                                                 152,281 (e)(o) (14,639)(r)
                                                                                    (759)(l)
Employee share purchase
 notes..................     (25,660)       --         (25,660)        --                           --          (25,660)
Accumulated other
 comprehensive income...         307        --             307         --            --             --              307
Distributions in excess
 of net earnings........    (240,893)       --        (240,893)    (14,639)          --          14,639 (r)    (240,893)
                          ----------     ------     ----------  ----------      --------        -------      ----------
     Total shareholders'
      equity............   2,314,252        --       2,314,252     627,437       199,823            --        3,141,512
                          ----------     ------     ----------  ----------      --------        -------      ----------
     Total liabilities
      and shareholders'
      equity............  $3,924,128     $3,525     $3,927,653  $1,250,611      $242,354        $   --       $5,420,618
                          ==========     ======     ==========  ==========      ========        =======      ==========

     The accompanying notes are an integral part of the pro forma condensed consolidated financial statements.

                                 PROLOGIS TRUST

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               September 30, 1998
                                  (Unaudited)

(a) Represents the acquisition of the Oceanie Distribution Center #1 in Paris, France on October 30, 1998. The purchase price of the facility was $7.7 million and $3.5 million of existing mortgage debt was assumed.

(b) Represents the use of cash on hand to fund the cash portion of the pro forma acquisition discussed in note (a).

(c) Represents the assumption of mortgage debt associated with the pro forma acquisition discussed in note (a).

(d) Reference is made to Meridian's Current Report on Form 8-K filed on December 7, 1998 with the Securities and Exchange Commission for the source of Meridian's pre-Merger pro forma balance sheet as of September 30, 1998. Meridian's pro forma balance sheet gives effect to the post September 30, 1998 acquisitions of real estate assets as if these acquisitions had occurred as of September 30, 1998. Certain amounts have been reclassified to conform to ProLogis' financial statement presentation.

(e) Represents adjustments to record Meridian's pro forma assets and liabilities at their respective purchase values based on the purchase method of accounting. The assumed purchase price was computed as follows (in thousands):

     Issuance of ProLogis Common Shares (1)........................ $  781,894
     Issuance of ProLogis Series E preferred shares (3)............     46,125
     Cash payments to Meridian common shareholders (2).............     72,440
     Assumption of Meridian's liabilities at estimated fair value
      (4)..........................................................    569,351
     Assumption of Meridian's pro forma minority interest at book
      value (which approximates estimated fair value)..............     17,605
     Costs incurred by ProLogis (5)................................      5,550
                                                                    ----------
     Assumed purchase price........................................ $1,492,965
                                                                    ==========

  (1) Represents the value of the 39,841,746 ProLogis common shares that will be exchanged for the assumed 36,219,769 outstanding shares of Meridian common stock (based on the exchange ratio of 1.1 to one). The value of the ProLogis Common Shares is based upon the closing price of the shares on February 12, 1999 of $19.625 per share. The assumed outstanding shares of Meridian common stock are calculated as follows:


      Pre-Merger pro forma shares of Meridian common stock
       outstanding................................................ 31,674,027
      Conversion of Meridian Series B preferred stock.............  1,623,376
      Assumed exercise of options and warrants....................  2,640,366
      Conditional stock grants ...................................    282,000
                                                                   ----------
      Adjusted pro forma shares of Meridian common stock
       outstanding................................................ 36,219,769
                                                                   ==========

  (2) Represents the cash payment to Meridian common stockholders of $2.00 based upon the assumed price of ProLogis Common Shares of $19.625 for the 36,219,769 Meridian shares outstanding. The total cash payment of $72,440,000 will result in additional interest expense of approximately $3,564,000 for the nine months ended September 30, 1998 and $4,890,000 for the year ended December 31, 1997. This interest expense is included in the pro forma condensed consolidated statements of earnings from operations for the applicable periods as discussed in note (ee).

  (3) The assumed value of the ProLogis Series E preferred shares is based upon the closing price of the Meridian Series D preferred stock on February 12, 1999 of $23.0625 per share.

  (4) The Meridian liabilities assumed are calculated as follows:

      Meridian pro forma liabilities.................................. $605,569
      Fair value adjustment to mortgage notes (see note (m))..........    5,794
      Fair value adjustment to long-term debt (see note (m))..........   (4,015)
      Accrued severance costs (see note (n)) .........................   10,304
      Pro forma pay down on line of credit (see note (j)).............  (48,301)
                                                                       --------
                                                                       $569,351
                                                                       ========

                                 PROLOGIS TRUST

  (5) Represents costs to be incurred by ProLogis in connection with the Merger, ($5,350,000 of banking and professional fees and $200,000 for other costs including printing, regulatory filing, title and transfer costs).

(f) Represents the step-up in basis of Meridian's real estate assets in accordance with the purchase method of accounting based on the assumed purchase price (see note (e)). The stepped-up basis indicated is less than the estimated fair value of Meridian's real estate assets by approximately $51.6 million of pro forma negative goodwill. Management's basis for determining fair value estimates and the components of fair value are as follows:

  (i) Operating facilities: the application of an estimated capitalization rate to each operating facility's estimated 1999 net operating income. The capitalization rates were based upon market analysis and individual property assessments;

  (ii) Developments expected to be completed in 1998: the application of an estimated capitalization rate to the facility's estimated 1999 net operating income. The capitalization rates were based upon market analysis and individual property assessments. This value was then adjusted to reflect the estimated percentage of completion of the facilities as of September 30, 1998;

  (iii) Developments expected to be completed subsequent to 1998: the actual cost of the development at September 30, 1998 adjusted upward by a factor to reflect the step-up to estimated fair value. Based on ProLogis' experience, the historical cost of an internally developed facility upon completion is less than the fair value of the facility at the time of completion;

  (iv) Land held for development: the book value at September 30, 1998 was deemed to be the fair value because all land acquisitions occurred within the last 12 months and the acquisition cost is representative of current market conditions;

  (v) Participating mortgage note receivable included in real estate: represents a participating mortgage note at the actual outstanding principal balance at September 30, 1998. The interest rate of the note of 10.5% was deemed to be comparable to the interest rate that would have been negotiated by the combined company.

  A summary of the fair values of Meridian's real estate assets, the calculation of negative goodwill and the calculation of the adjustment for the step-up in basis of Meridian's real estate assets are as follows (in thousands):

      Operating facilities........................................ $1,303,760
      Developments expected to be completed in 1998...............     90,389
      Developments expected to be completed subsequent to 1998....     12,990
      Land held for development...................................     28,601
      Participating mortgage note receivable......................     23,300
                                                                   ----------
      Fair value of real estate assets............................  1,459,040
      Pro forma book value of Meridian real estate assets.........  1,150,778
                                                                   ----------
      Preliminary adjustment for step-up in basis of real estate
       assets.....................................................    308,262
      Book value of Meridian's total assets.......................  1,250,611
      Adjustment to fair value of other assets (see note(i))......    (14,304)
                                                                   ----------
      Fair value of total assets..................................  1,544,569
      Purchase price (see note(e))................................  1,492,965
                                                                   ----------
      Negative goodwill........................................... $  (51,604)
                                                                   ==========

                                 PROLOGIS TRUST

  In accordance with GAAP, the negative goodwill is applied to Meridian's real estate assets. Consequently, the real estate assets step-up adjustment is recalculated as follows:

      Preliminary adjustment for step-up in basis of real estate assets......................................................  $308,262
      Negative goodwill............................................   (51,604)
                                                                     --------
      Final adjustment for step-up in basis of real estate assets..  $256,658
                                                                     ========

(g) The fair value of Meridian's investment in the preferred stock of Meridian Refrigerated, Inc., which owns refrigerated distribution companies, is assumed to be the book value at September 30, 1998. The underlying assets of Meridian Refrigerated, Inc. were acquired in 1998.

(h) Represents a note receivable to Meridian. The fair value of the note is its outstanding principal balance at September 30, 1998 because the interest rate of the note of 8.5% was deemed to be comparable to the interest rate that would have been negotiated by the combined company.

(i) Represents the elimination of the following assets of Meridian that have no future value to the combined company (in thousands):

     Deferred loan costs, net......................................... $ 2,432
     Costs capitalized associated with a new financial reporting software package that will not be implemented by the combined
      company.........................................................     925
     Rent leveling receivable.........................................   5,740
     Capitalized leasing commissions and expenses, net................   3,866
     Miscellaneous fixed assets.......................................     716
     Costs incurred related to potential Meridian facility
      acquisitions that are not planned by the combined company.......     625
                                                                       -------
       Total adjustment............................................... $14,304
                                                                       =======

(j) Represents the: (i) assumed pre-Merger conversion of Meridian's 1,623,376 shares of Meridian Series B convertible preferred stock into shares of Meridian common stock on a one for one basis ($1,000 aggregate par value and $24,999,000 aggregate additional paid-in capital); and, (ii) the issuance of shares of Meridian common stock upon the assumed exercise of outstanding options and warrants ($3,000 aggregate par value and $48,298,000 aggregate additional paid-in capital). In accordance with
    Section 5.10 of the Merger Agreement, the Meridian options will vest and become fully exercisable upon consummation of the Merger. As all of the outstanding options and warrants have exercise prices below the current per share price of Meridian common stock, the full exercise of the options is assumed for pro forma purposes.

  The proceeds from the exercise of the Meridian options and warrants are assumed to be used to pay down Meridian's line of credit as follows (dollars in thousands, except per share amounts):

      2,024,371 options at a weighted average exercise price of
       $19.07 per share..............................................  $38,605
      615,995 warrants at a weighted average exercise price of $15.74
       per share.....................................................    9,696
                                                                       -------
        Cash proceeds from assumed exercise..........................  $48,301
                                                                       =======

(k) Represents additional borrowings on ProLogis' lines of credit necessary to fund the cash payments to Meridian stockholders described in note (e)(2) and merger costs described in note(e)(5).

(l) Represents costs associated with registering the ProLogis common and preferred shares to be given to the Meridian stockholders in the Merger.

(m) The adjustments to Meridian's mortgage notes payable and long-term debt reflect the premium or discount to adjust these financial instruments to their estimated fair value. The adjustment is based on the present value of amounts to be paid using interest rates currently available to ProLogis for debt obligations with

                                PROLOGIS TRUST
   similar terms and features. The borrowing rates available to ProLogis are assumed to be comparable to the borrowing rates available to the combined company. The adjustments are based on current rates ranging from 7.20% to 8.05%. See note (e)(4).

(n) Represents the liability to be assumed by the combined company related to the costs under the severance agreements with Meridian's officers and the severance plan applicable to all other Meridian employees. Under Section
    5.9 of the Merger Agreement all Meridian employees will be terminated as a result of the Merger. See note (e)(4).

(o) Represents adjustment of Meridian's stockholders' equity based on the assumed fair value of the shares to be received from ProLogis as calculated below (dollars in thousands, except per share amounts):

     39,841,746 shares of common stock at $19.625 per share (the assumed per share value of the ProLogis Common Shares to be issued to Meridian holders on 1.10 for one basis as described in note (e))..................................................  $ 781,894
     2,000,000 shares of preferred stock at $23.0625 per share (the assumed per share value of the ProLogis preferred shares to be issued to Meridian holders on a one for one basis as described
      in note (e))..................................................     46,125
     Meridian's pre-Merger pro forma stockholders' equity (assumes conversion of Meridian Series B preferred stock and exercise
      of options and warrants described in note (j))................   (675,738)
                                                                      ---------
       Total adjustment.............................................  $ 152,281
                                                                      =========

(p) Represents the payments to terminated Meridian employees to be made by ProLogis under the terms of the Merger Agreement.

(q) Represents: (i) the 1.10 for one exchange of 36,219,769 shares of Meridian common stock ($0.001 par value) for 39,841,746 ProLogis Common Shares ($0.01 par value); (ii) the one for one exchange of 2,000,000 shares of Meridian Series D preferred stock for 2,000,000 comparable ProLogis Series E preferred shares ($25.00 per share stated liquidation preference) (the number of shares of Meridian common stock are determined in note (e)); and, (iii) a $362,000 adjustment for the difference between the $0.001 par value of Meridian's common stock on an aggregate basis as compared to the $0.01 par value of ProLogis' Common Shares on an aggregate basis related to the exchange of shares referenced above.

(r) Represents the reclassification of $14,639,000 of Meridian's distributions in excess of net earnings to additional paid-in capital in accordance with purchase accounting.

                                 PROLOGIS TRUST

                 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                            EARNINGS FROM OPERATIONS

                      Nine Months Ended September 30, 1998
                     (In thousands, except per share data)
                                  (Unaudited)

                                                                                      Pro Forma Merger
                                            Acquisitions                                Adjustments
                                       -----------------------       ProLogis    ---------------------------    ProLogis
                           ProLogis                 Pro Forma       Pre-Merger                                 Post-Merger
                          Historical   Historical  Adjustments      Pro Forma    Meridian (z)  ProLogis (aa)    Pro Forma
                          ----------   ----------  -----------      ----------   ------------  -------------   -----------
Income:
 Rental income..........   $251,605      $4,411(t)     $ --          $256,016      $77,599        $   --        $333,615
 Other real estate
  income................     10,542         --           --            10,542          --             --          10,542
 Income from
  unconsolidated
  subsidiaries and JV...      1,930         --           --             1,930        3,883            --           5,813
 Foreign exchange
  gains, net............      5,336         --           --             5,336          --             --           5,336
 Interest and other
  income................      2,012         --           --             2,012        1,339            --           3,351
                           --------      ------      -------         --------      -------        -------       --------
   Total income.........    271,425       4,411          --           275,836       82,821            --         358,657
                           --------      ------      -------         --------      -------        -------       --------
Expenses:
 Rental expenses, net
  of recoveries.........     20,458         392(t)        29 (u)       20,879        5,742            --  (bb)    26,621
 General and
  administrative........     14,060         --           --            14,060        5,502            --  (cc)    19,562
 Administrative
  services fee paid to
  affiliate.............      1,566         --           --             1,566          --             --           1,566
 Depreciation and
  amortization..........     73,684         --         1,111 (v)       74,795       18,021          5,087 (dd)    97,903
 Interest...............     52,455         --         2,919 (w)(x)    55,374       17,807            532 (ee)    73,713
 Interest rate hedge
  expense...............     27,652         --           --            27,652       12,633                        40,285
 Other..................      4,096         --           --             4,096          713            --           4,809
                           --------      ------      -------         --------      -------        -------       --------
   Total expenses.......    193,971         392        4,059          198,422       60,418          5,619        264,459
                           --------      ------      -------         --------      -------        -------       --------
Earnings from operations
 before minority
 interest, excluding
 gains on dispositions..     77,454       4,019       (4,059)          77,414       22,403         (5,619)        94,198
Minority interest share
 in net earnings........      3,101         --           --             3,101          896            --           3,997
                           --------      ------      -------         --------      -------        -------       --------
Earnings from
 operations, excluding
 gains on dispositions..     74,353       4,019       (4,059)          74,313       21,507         (5,619)        90,201
Less preferred share
 dividends..............     35,543         --           --            35,543        4,888         (1,607)(ff)    38,824
                           --------      ------      -------         --------      -------        -------       --------
Net earnings from
 operations attributable
 to common shares.......   $ 38,810      $4,019      $(4,059)        $ 38,770      $16,619        $(4,012)      $ 51,377
                           ========      ======      =======         ========      =======        =======       ========
Weighted average common
 shares outstanding--
 basic..................    121,183(s)      -- (s)       --  (s)      121,183(y)    31,674(y)                    161,023(y)
                           ========      ======      =======         ========      =======                      ========
Weighted average common
 shares outstanding--
 diluted................    121,421(s)      -- (s)       --  (s)      121,421(y)    32,131(y)                    161,261(y)
                           ========      ======      =======         ========      =======                      ========
Per share net earnings
 from operations
 attributable to common
 shares:
 Basic..................   $   0.32(s)      -- (s)       --  (s)     $   0.32(y)   $  0.52(y)                   $   0.32(y)
                           ========      ======      =======         ========      =======                      ========
 Diluted................   $   0.32(s)      -- (s)       --  (s)     $   0.32(y)   $  0.52(y)                   $   0.32(y)
                           ========      ======      =======         ========      =======                      ========


     The accompanying notes are an integral part of the pro forma condensed consolidated financial statements.

                                 PROLOGIS TRUST

                 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                            EARNINGS FROM OPERATIONS

                          Year Ended December 31, 1997
                     (In thousands, except per share data)
                                  (Unaudited)

                                                                                            Pro Forma Merger
                                                Acquisitions                                   Adjustments
                                           ------------------------                     --------------------------
                                                                           ProLogis
                              ProLogis                   Pro Forma        Pre-Merger
                             Historical    Historical   Adjustments       Pro Forma     Meridian (z)  ProLogis(aa)
                             ----------    ----------   -----------       ----------    ------------  ------------
Income:
 Rental income.............   $284,533      $21,461(t)   $    --           $305,994       $101,840      $   --
 Other real estate
  income...................     12,291          --            --             12,291            --           --
 Income from
  unconsolidated
  subsidiaries.............      3,278          --            --              3,278          3,223          --
 Interest and other
  income...................      2,392          --            --              2,392          3,191          --
                              --------      -------      --------          --------       --------      -------
   Total income............    302,494       21,461           --            323,955        108,254          --
                              --------      -------      --------          --------       --------      -------
Expenses:
 Rental expenses, net of
  recoveries...............     27,008        4,175(t)       (131)(u)        31,052         14,111          --  (bb)
 General and
  administrative...........      5,742          --            --              5,742          6,037          --  (cc)
 REIT management fee paid
  to affiliate.............     17,791          --          2,147 (gg)       19,938            --           --
 Administrative services
  fee paid to affiliate....      1,113          --            --              1,113            --           --
 Depreciation and
  amortization.............     76,562          --          5,515 (v)        82,077         21,784        6,782 (dd)
 Interest..................     52,704          --         14,499 (w)(x)     67,203         20,050        1,068 (ee)
 Costs incurred in
  acquiring management
  companies from
  affiliate................     75,376          --            --             75,376            --           --
 Foreign exchange loss.....      6,376          --            --              6,376            --           --
 Other.....................      3,891          --            --              3,891            175          --
                              --------      -------      --------          --------       --------      -------
   Total expenses..........    266,563        4,175        22,030           292,768         62,157        7,850
                              --------      -------      --------          --------       --------      -------
Earnings from operations
 before minority interest,
 excluding gains on
 dispositions..............     35,931       17,286       (22,030)           31,187         46,097       (7,850)
Minority interest share in
 net earnings..............      3,560          --            --              3,560            660          --
                              --------      -------      --------          --------       --------      -------
Earnings from operations,
 excluding gains on
 dispositions..............     32,371       17,286       (22,030)           27,627         45,437       (7,850)
Less preferred share
 dividends.................     35,318          --            --             35,318          6,518       (2,143)(ff)
                              --------      -------      --------          --------       --------      -------
Net earnings (loss) from
 operations attributable to
 common shares.............   $ (2,947)     $17,286      $(22,030)         $ (7,691)      $ 38,919      $(5,707)
                              ========      =======      ========          ========       ========      =======
Weighted average common
 shares outstanding--
 basic.....................    100,729 (s)      -- (s)        --  (s)       100,729 (y)     31,674(y)
                              ========      =======      ========          ========       ========
Weighted average common
 shares outstanding--
 diluted...................    100,729 (s)      -- (s)        --  (s)       100,729 (y)     32,131(y)
                              ========      =======      ========          ========       ========
Per share net earnings
 (loss) from operations
 attributable to common
 shares:
 Basic.....................   $  (0.03)(s)      -- (s)        --  (s)      $  (0.08)(y)   $   1.23(y)
                              ========      =======      ========          ========       ========
 Diluted...................   $  (0.03)(s)      -- (s)        --  (s)      $  (0.08)(y)   $   1.21(y)
                              ========      =======      ========          ========       ========
                              ProLogis
                             Post-Merger
                              Pro Forma
                             -------------
Income:
 Rental income.............   $407,834
 Other real estate
  income...................     12,291
 Income from
  unconsolidated
  subsidiaries.............      6,501
 Interest and other
  income...................      5,583
                             -------------
   Total income............    432,209
                             -------------
Expenses:
 Rental expenses, net of
  recoveries...............     45,163
 General and
  administrative...........     11,779
 REIT management fee paid
  to affiliate.............     19,938
 Administrative services
  fee paid to affiliate....      1,113
 Depreciation and
  amortization.............    110,643
 Interest..................     88,321
 Costs incurred in
  acquiring management
  companies from
  affiliate................     75,376
 Foreign exchange loss.....      6,376
 Other.....................      4,066
                             -------------
   Total expenses..........    362,775
                             -------------
Earnings from operations
 before minority interest,
 excluding gains on
 dispositions..............     69,434
Minority interest share in
 net earnings..............      4,220
                             -------------
Earnings from operations,
 excluding gains on
 dispositions..............     65,214
Less preferred share
 dividends.................     39,693
                             -------------
Net earnings (loss) from
 operations attributable to
 common shares.............   $ 25,521
                             =============
Weighted average common
 shares outstanding--
 basic.....................    140,569(y)
                             =============
Weighted average common
 shares outstanding--
 diluted...................    140,709(y)
                             =============
Per share net earnings
 (loss) from operations
 attributable to common
 shares:
 Basic.....................   $   0.18(y)
                             =============
 Diluted...................   $   0.18(y)
                             =============


     The accompanying notes are an integral part of the pro forma condensed consolidated financial statements.

                                 PROLOGIS TRUST

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
                            EARNINGS FROM OPERATIONS

                    Nine Months Ended September 30, 1998 and
                          Year Ended December 31, 1997
                                  (Unaudited)
                                 (In thousands)

(s) A reconciliation of the denominator used to calculate basic net earnings per ProLogis Common Share to the denominator used to calculate diluted net earnings per ProLogis Common Share for the nine months ended September 30, 1998 is as follows (in thousands, except per Common Share amounts):

                                               Nine Months Ended September 30,
                                                            1998
                                              ---------------------------------
                                                         Net Pro Forma   Pro
                                              Historical  Adjustments   Forma
                                              ---------- ------------- --------
      Net earnings from operations
       attributable to ProLogis Common
       Shares...............................   $ 38,810      $(40)     $ 38,770
                                               ========      ====      ========
      Weighted average ProLogis Common
       Shares outstanding--basic............    121,183       --        121,183
      Incremental options and warrants......        238       --            238
                                               --------      ----      --------
      Adjusted weighted-average ProLogis
       Common Shares outstanding--diluted
       (1)..................................    121,421       --        121,421
                                               ========      ====      ========
      Per share net earnings from operations
       attributable to ProLogis Common
       Shares:
        Basic...............................   $   0.32      $--       $   0.32
                                               ========      ====      ========
        Diluted (1).........................   $   0.32      $--       $   0.32
                                               ========      ====      ========

     --------
     (1) For the nine months ended September 30, 1998, there were 10,156 weighted average Series B Preferred Shares and
         5,070 limited partnership units outstanding on an as-converted basis that were not assumed to be converted into ProLogis Common Shares for purposes of calculating diluted earnings per ProLogis Common Share as the effect was antidilutive.
  Because ProLogis has a net loss for the year ended December 31, 1997 (historical and pro forma), the effect of all potentially dilutive ProLogis Common Shares is anti-dilutive. Consequently, basic and diluted loss per Common Share are the same.

(t) Represents historical revenues and certain expenses of the facilities acquired by ProLogis subsequent to December 31, 1996 as detailed in the Current Report on Form 8-K/A of ProLogis filed on February 25, 1999 and dated as of December 3, 1998. The total historical acquisition adjustment reflects the period from January 1, 1997 to the earlier of the respective dates of acquisition, December 31, 1997 or September 30, 1998 as applicable (results of operations after the dates of acquisition are included in ProLogis' historical operating results). Historical acquisition revenues and certain expenses exclude amounts which would not be comparable to the proposed future operations of the facilities such as certain interest expense, interest income, income taxes and depreciation.

(u) Represents the adjustment to historical property management expenses for the periods indicated to reflect these expenses at the level they would have been had ProLogis owned the facilities as of January 1, 1997.

(v) Reflects the recognition of depreciation expense associated with the pro forma acquisitions, discussed in note (t), for the periods indicated. This depreciation adjustment is based on ProLogis' purchase cost assuming asset lives of 30 years. Depreciation is computed using a straight-line method.

(w) Reflects the recognition of $643,000 for the nine months ended September 30, 1988 and $1,823,000 for the year ended December 31, 1997 of interest expense on mortgage debt for the periods indicated as if the debt had been assumed by ProLogis on January 1, 1997. The mortgage debt assumed in conjunction with

                                PROLOGIS TRUST

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
                     EARNINGS FROM OPERATIONS--(Continued)

   the acquisition of certain of the facilities acquired subsequent to December 31, 1996 discussed in note (t) bears interest at fixed rates ranging from 7.75% to 10.60%.

(x) Represents $2,276,000 for the nine months ended September 30, 1988 and $12,676,000 for the year ended December 31, 1997 of additional interest expense on senior unsecured debt securities. The adjustment assumes that the issuance of senior unsecured debt securities necessary to fund the pro forma acquisitions discussed in note (t) occurred on January 1, 1997. The adjustment is based on a weighted average effective interest rate of 7.05% for the nine months ended September 30, 1998 and 7.17% for the year ended December 31, 1997.

(y) A reconciliation of the denominator used to calculate basic net earnings per common share to the denominator used to calculate diluted net earnings per common share for the periods indicated for ProLogis and Meridian on a pre-Merger pro forma basis and for ProLogis on a pro forma post-Merger basis is as follows (in thousands, except per share amounts):

                                 Nine Months Ended September 30, 1998
                                 -----------------------------------------
                                       Pre-Merger
                                 --------------------------    ProLogis
                                  ProLogis       Meridian     Post-Merger
                                  Pro Forma      Pro Forma     Pro Forma
                                 ------------   -----------  -------------
     Net earnings from
      operations attributable
      to common shares.........  $     38,770    $    16,619  $     51,377
                                 ============    ===========  ============
     Weighted average common
      shares outstanding--
      basic....................       121,183         31,674       161,023(1)
     Incremental options and
      warrants.................           238            457           238
                                 ------------    -----------  ------------
     Adjusted weighted-average
      common shares
      outstanding--diluted.....       121,421         32,131       161,261(1)(2)
                                 ============    ===========  ============
     Per share net earnings
      from operations
      attributable to common
      shares:
       Basic...................  $       0.32    $      0.52  $       0.32
                                 ============    ===========  ============
       Diluted.................  $       0.32    $      0.52  $       0.32(2)
                                 ============    ===========  ============
                                     Year Ended December 31, 1997
                                 -----------------------------------------
                                       Pre-Merger
                                 --------------------------    ProLogis
                                  ProLogis       Meridian     Post-Merger
                                  Pro Forma      Pro Forma     Pro Forma
                                 ------------   -----------  -------------
     Net earnings (loss) from
      operations attributable
      to common shares.........  $     (7,691)   $    38,919  $     25,521
                                 ============    ===========  ============
     Weighted average common
      shares outstanding--
      basic....................       100,729         31,674       140,569(1)
     Incremental options and
      warrants.................           --             457           140
                                 ------------    -----------  ------------
     Adjusted weighted-average
      common shares
      outstanding--diluted.....       100,729         32,131       140,709(1)(3)
                                 ============    ===========  ============
     Per share net earnings
      from operations
      attributable to common
      shares:
       Basic...................  $      (0.08)   $      1.23  $       0.18
                                 ============    ===========  ============
       Diluted.................  $      (0.08)   $      1.21  $       0.18(3)
                                 ============    ===========  ============

    --------
    (1) The ProLogis post-Merger pro forma weighted average common shares outstanding reflects the following adjustments based on the assumption that the Merger occurred as

                                 PROLOGIS TRUST

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
                     EARNINGS FROM OPERATIONS--(Continued)

       of January 1, 1997: (i) the assumed pre-Merger conversion of Meridian's Series B preferred stock to Meridian common stock;
       (ii) the assumed pre-Merger exercise of all of Meridian's outstanding options and warrants; and, (iii) the increase resulting from the issuance of 1.10 ProLogis Common Shares for one share of Meridian common stock.
    (2) For the nine months ended September 30, 1998, there were 10,156 weighted average ProLogis Series B Preferred Shares and 5,601 weighted average limited partnership units outstanding on an as-converted basis that were not assumed to be converted into ProLogis Common Shares for purposes of calculating diluted earnings per ProLogis Common Share as the effect was antidilutive.
    (3) For the year ended December 31, 1997, there were 10,319 weighted average ProLogis Series B Preferred Shares and 5,721 weighted average limited partnership units outstanding on an as-converted basis that were not assumed to be converted into ProLogis Common Shares for purposes of calculating diluted earnings per ProLogis Common Share as the effect was antidilutive.

(z) Reference is made to Meridian's Current Report on Form 8-K filed on December 7, 1998 with the Securities and Exchange Commission for the source of Meridian's pre-Merger pro forma statements of earnings from operations for the nine months ended September 30, 1998 and the year ended December 31, 1997. The pre-Merger pro forma statements of earnings from operations give effect to the acquisitions of real estate assets subsequent to December 31, 1996 as if the acquisitions had occurred as of January 1, 1997. Certain amounts have been reclassified to conform to ProLogis' financial statement presentation.

(aa) The accompanying pro forma condensed consolidated statements of earnings from operations for the nine months ended September 30, 1998 and the year ended December 31, 1997 do not give effect to the fully stabilized results of operations related to: (i) facilities under development of both ProLogis and Meridian at September 30, 1998 with a combined total budgeted completion cost of $544.2 million; or (ii) completed developments of ProLogis and Meridian during 1997 and the first nine months of 1998 with a total combined budgeted completion cost of $678.3 million. Management believes that there will be sufficient depth of management and personnel such that additional facilities can be developed and managed without a significant increase in personnel or other costs. As a result, management believes that the accretion in net earnings from operations and funds from operations from the Merger reflected in the pro forma condensed consolidated statements of earnings from operations is not indicative of the full accretion that is expected to occur on a post-Merger basis.

(bb) During the nine months ended September 30, 1998 and the year ended December 31, 1997, Meridian utilized the services of third-party management companies to perform property management functions for substantially all of its operating facilities. Meridian paid these management companies a fee based upon the revenues generated by the facility. ProLogis utilizes third-party management companies on a very limited basis. Substantially all of the property management functions related to ProLogis' operating facilities are performed by employees of ProLogis. ProLogis expects that after consummation of the Merger, the property management functions related to the Meridian operating facilities acquired will be performed by ProLogis employees and that the existing Meridian third-party management contracts will be terminated. Management of ProLogis expects that additional employees (including property accounting personnel) will be needed as these property management functions are transferred from the third-party management companies. However, it is expected that, because approximately 98% of the Meridian facilities are located in markets where ProLogis currently owns and manages assets, certain expense savings will be achieved. While ProLogis expects to realize lower property management costs related to the Meridian operating facilities than had been incurred by Meridian, no estimate of these expected future

                                 PROLOGIS TRUST

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
                     EARNINGS FROM OPERATIONS--(Continued)

   cost savings has been included in the pro forma financial statements. Such adjustment is not included because these costs savings cannot be factually supported within the SEC regulations governing the preparation of the pro forma financial statements until such time as the third-party agreements are terminated and the property management function is transferred to ProLogis.

(cc) As a separate corporate entity, Meridian incurred general and administrative costs as follows:

  .Personnel costs and related employee benefits and expenses for the Meridian administrative employees: These employees will be terminated under Section 5.9 of the Merger Agreement. These employees are not related to the property management function, but rather perform corporate functions specific to the Meridian corporate entity. These functions are considered duplicative with the functions performed currently by ProLogis employees.

  .Directors fees and costs: The Meridian corporate entity will cease to exist after the Merger, therefore the Board of Directors will no longer be in existence.

  .Professional fees (including auditing, accounting, legal, stock registration and consulting): These costs will not be incurred as the Meridian corporate entity will cease to exist after the Merger. Accordingly, there will be no entity to incur these costs and Meridian will have no publicly-traded securities.

  .Office expenses (including rent and utilities): Meridian maintains a corporate office in San Francisco, California. ProLogis' has an existing corporate office and does not intend to maintain any additional corporate offices after the Merger.

  Meridian's general and administrative costs are summarized below (in thousands). The amounts are annualized based upon the historical costs incurred by Meridian for the nine months ended September 30, 1998. These costs are related to the corporate organization as opposed to costs associated with the operations of Meridian's real estate facilities (which are included in rental expenses and are discussed in note (bb)). ProLogis expects that, after the Merger, a significant portion of these expenses will be eliminated.

     Personnel and related.............................................. $3,970
     Professional fees..................................................  1,510
     Directors fees and expenses........................................    220
     Office expenses....................................................  1,370
     Other..............................................................    250
                                                                         ------
       Total............................................................ $7,320
                                                                         ======

  While the general and administrative costs noted above will not be incurred by Meridian after the Merger, ProLogis does expect that there will be incremental increases in certain of its corporate general and administrative costs. ProLogis has determined these increases to be related to the following changes in its corporate operations directly as a result of the Merger:

  .Legal, auditing and accounting fees will increase because ProLogis will be acquiring approximately $1.5 billion of additional assets aggregating approximately 33.5 million square feet of industrial distribution facilities.

  .Stock transfer fees, proxy solicitation and shareholder relations costs will increase because ProLogis will be issuing approximately 39.8 million additional ProLogis Common Shares and 2.0 million Series E preferred shares.

  .Under Section 5.19 of the Merger Agreement, ProLogis will add two members to its Board of Trustees resulting in additional fees and expenses.

                                 PROLOGIS TRUST

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
                     EARNINGS FROM OPERATIONS--(Continued)

  The incremental ProLogis costs are computed on a pro rata basis based upon the additional pro forma revenues generated by the Merger (for accounting, auditing and legal fees), additional shares outstanding after the Merger (for stock transfer, proxy and shareholder relations) and the increase in the number of trustees as follows:

     Accounting, auditing and legal....................................... $190
     Stock transfer, proxy and shareholder relations......................   90
     Directors fees and expenses..........................................   75
                                                                           ----
       Total.............................................................. $355
                                                                           ====

  While ProLogis expects that general and administrative cost savings could result from the Merger, such savings could not be factually supported and quantified within the SEC regulations governing the preparation of the pro forma financial statements. Consequently, no adjustment has been made to the pro forma financial statements.

(dd) Represents the net increase in depreciation of real estate as a result of the step-up in basis to record Meridian's real estate at estimated fair value for the periods indicated (in thousands):

                                                      Nine Months
                                                         Ended      Year Ended
                                                     September 30, December 31,
                                                         1998          1997
                                                     ------------- ------------
     Step-up in real estate basis (see note (e))....   $256,658      $256,658
     Less amount of step-up allocated to:
       Developments in progress.....................    (16,305)      (16,305)
       Land portion of operating facilities.........    (35,907)      (35,907)
       Participating mortgage.......................       (976)         (976)
                                                       --------      --------
     Depreciable portion of step-up in basis........    203,470       203,470
                                                       --------      --------
     Estimated annual incremental depreciation
      expense based on an assumed weighted average
      life of 30 years..............................      6,782         6,782
     Proration factor...............................       0.75           1.0
                                                       --------      --------
         Estimated incremental depreciation.........   $  5,087      $  6,782
                                                       ========      ========

                                 PROLOGIS TRUST

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
                     EARNINGS FROM OPERATIONS--(Continued)

(ee) Represents the net change in interest expense as a result of the following items for the periods indicated (in thousands):

                                                      Nine Months
                                                         Ended      Year Ended
                                                     September 30, December 31,
                                                         1998          1997
                                                     ------------- ------------
     Decrease related to the pay down on Meridian's
      line of credit as a result of the assumed
      exercise of options and warrants described in
      note (j) (1)..................................    $(2,584)     $(3,360)
     Decrease based on the pro forma interest rates
      resulting from the adjustments of Meridian's
      debt to its estimated fair market value as
      described in note (m) (2).....................       (303)        (404)
     Decrease in Meridian loan cost amortization
      related to the elimination of Meridian
      deferred loan costs as described in note (i)..       (962)      (1,179)
     Increase related to additional borrowings on
      the line of credit of $16,613 to fund the
      Merger-related costs identified in note (e)
      and the assumed cash payments to Meridian
      stockholders of $72,440 described in note (e)
      (3)...........................................      4,381        6,011
                                                        -------      -------
       Total adjustment.............................    $   532      $ 1,068
                                                        =======      =======

    --------
    (1) Computed using Meridian's actual weighted average interest rate of 7.13% for the nine months ended September 30, 1998 and 6.96% for the year ended December 31, 1997.
    (2) Based on effective interest rates determined to be available to the combined company (7.20% for secured long-term debt and 7.95%-8.05% for unsecured long-term debt).
    (3) Computed using ProLogis' actual weighted average interest rate of 6.56% for the nine months ended September 30, 1998 and 6.75% for the year ended December 31, 1997.
(ff) Represents the elimination of dividends on the Meridian Series B preferred stock for the periods indicated that is assumed to be converted to shares of Meridian common stock as of January 1, 1997. See note (j).

(gg) Represents the additional REIT management fee that would have been paid for the period from January 1, 1997 to September 8, 1997 (the period the REIT management agreement was in effect resulting from the additional cash flow, as defined, generated by the pro forma acquisitions discussed in note (t).

                                 Exhibit Index

23.1    Consent of Independent Public Accountants (previously filed).